ACQUISITIONS	3 Months Ended
Mar. 31, 2012
ACQUISITIONS
ACQUISITIONS

NOTE 14. ACQUISITIONS

During the three months ended March 31, 2012, we acquired a majority interest in one ambulatory surgery center in which we previously held a noncontrolling interest, as well as five physician practice entities. The fair value of the consideration conveyed in the acquisitions (the “purchase price”) was $3 million.

We are required to allocate the purchase prices of the acquired businesses to assets acquired or liabilities assumed and, if applicable, noncontrolling interests based on their fair values. The excess of the purchase price allocation over those fair values is recorded as goodwill. We are in process of finalizing the purchase price allocations, including valuations of the acquired property and equipment, for several of the recently acquired outpatient centers; therefore, the purchase price allocations for those centers are subject to adjustment once the valuations are completed.

Purchase price allocations for the acquisitions made during the three months ended March 31, 2012 are as follows:

Current assets	$1
Property and equipment	1
Goodwill	2
Current liabilities	(1)
Net cash paid	$3

The goodwill generated from these transactions, which we anticipate will be fully deductible for income tax purposes, can be attributed to the benefits that we expect to realize from operating efficiencies and increased reimbursement. Approximately $1 million in acquisition costs related to prospective and closed acquisitions were expensed during the three months ended March 31, 2012.